Changing Parameters Fund

(a series of the Northern Lights Fund Trust)

CPMPX

Supplement dated October 9, 2014 to the Prospectus

dated November 29, 2013

The purpose of this supplement is to describe the maximum amount of permitted borrowing of the Changing Parameters Fund (the “Fund”).  Effective immediately, the following replaces the first full paragraph under Principal Investment Strategies on page 1 of the Statutory Prospectus:

The Fund seeks to achieve its investment objective by investing primarily in a combination of long and short positions in equity and fixed income securities (which may include common stocks, bonds, preferred stocks, shares of open-end and closed-end investment companies and exchange-traded funds ("ETFs"), futures contracts, options on futures contracts and U.S. Treasury instruments.  The open-end and closed-end investment companies may include those that invest in equity and fixed income securities (including lower rated, high yield "junk" bonds).  The ETFs and other investment companies are referred to as “Underlying Funds” in this prospectus. The Fund may borrow amounts of up to 331⁄3% of its total assets, less liabilities other than such borrowings, to take advantage of leverage opportunities by buying additional securities when the Portfolio’s adviser deems it advisable and to increase liquidity to meet redemption requests.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional information dated November 29, 2013, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-618-3456.

Please retain this Supplement for future reference.